EXHIBIT 99.1

CERTIFICATIONS UNDER SECTION 906 OF THE SARBANES-OXLEY ACT OF
2002 (18 U.S.C. 1350).


THE FOLLOWING STATEMENT IS BEING MADE TO THE SECURITIES AND EXCHANGE COMMISSION SOLELY FOR PURPOSES OF SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C.
1350), WHICH CARRIES WITH IT CERTAIN PENALTIES IN THE EVENT OF A KNOWING OR WILLFUL REPRESENTATION.


Securities and Exchange Commission
450 Fifth Street, NW
Washington, DC 20549

     RE:  THE FLIGHT INTERNATIONAL GROUP, INC.

Ladies and Gentlemen:

     In accordance with the requirements of Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, the undersigned, Mathew J. Nowicki, Chief Financial Officer of The Flight International Group, Inc. (the
"Company"), certify that:

(1) the Quarterly Report on Form 10-Q of the Company for the period ended July 31, 2002 (the "Report") fully complies with the requirements of Section 13
     (a) or 15 (d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated as of this 17th day of September, 2002


                           /s/ Matthew J. Nowicki
                           ------------------------------
                           Matthew J. Nowicki
                           Chief Financial Officer

THE FOLLOWING STATEMENT IS BEING MADE TO THE SECURITIES AND EXCHANGE COMMISSION SOLELY FOR PURPOSES OF SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C.
1350), WHICH CARRIES WITH IT CERTAIN PENALTIES IN THE EVENT OF A KNOWING OR WILLFUL REPRESENTATION.


Securities and Exchange Commission
450 Fifth Street, NW
Washington, DC 20549

     RE:  THE FLIGHT INTERNATIONAL GROUP, INC.

Ladies and Gentlemen:

     In accordance with the requirements of Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, the undersigned, David E. Sandlin, President of The Flight
International Group, Inc.  (the "Company"), certify that:

(1) the Quarterly Report on Form 10-Q of the Company for the period ended July 31, 2002 (the "Report") fully complies with the requirements of Section 13
     (a) or 15 (d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated as of this 17th day of September, 2002



                           /s/ David E. Sandlin
                           ---------------------------
                           David E. Sandlin, President